UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 29, 2008
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

10 West 35th Street	1750 Tysons Boulevard
Chicago, IL 60616	Suite 1300
(312) 567-4000	McLean, VA 22102
(703) 918-4480
(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Third Amendment to the Seller Note Securities Purchase Agreement and First Amendment to Rights Agreement
     As of August 29, 2008 (the “Effective Date”), Alion Science and Technology Corporation (the “Company”), Illinois Institute of Technology (“IIT”), the Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust and two executive officers of the Company entered into the Third Amendment to the Seller Note Securities Purchase Agreement and First Amendment to Rights Agreement (the “Amended Seller Note and Rights Agreement”), pursuant to which the Company and IIT agreed to make (i) certain amendments to the Seller Note Securities Purchase Agreement dated as of December 20, 2002, as amended (the “Seller Note Securities Purchase Agreement”) and the Company’s junior subordinated seller note dated as of December 20, 2002 (as amended, the “Seller Note”); (ii) certain amendments to the form of the Company’s compounding PIK Notes; and (iii) certain amendments to the Rights Agreement dated as of December 20, 2002 (the “Rights Agreement”). The Company also agreed to issue to IIT a warrant entitling the holder to purchase up to five hundred fifty thousand shares of the Company’s $0.01 par value common stock at an exercise price of $36.95 per common share.
     The amendments to the Seller Note Securities Purchase Agreement and Seller Note include, but are not limited to:
(a)	extending the maturity of the Seller Note to a single balloon payment on August 6, 2013;

(b)	adjusting the form of interest payable and accruing under the Seller Note from December 21, 2008 through maturity by reducing the amount of cash pay interest from 16% per annum to 6% per annum payable quarterly in arrears according to a payment schedule set out in the Seller Note and by adding a new interest component which accrues interest at a rate of 10% per annum payable quarterly in arrears through the issuance of the Company’s compounding PIK notes;

(c)	obliging the Company to pre-pay, subject to the Company being permitted to pre-pay under its Term B Senior Credit Facility and the Indenture governing its senior unsecured notes due 2015, up to a total of $11,000,000 in principal under the Seller Note according to the following schedule (collectively, the “Prepayments”):

Principal Repayment Date	Amount of Principal to Pre-Pay
November 3, 2008	$3,000,000
November 2, 2009	$3,000,000
November 1, 2010	$3,000,000
November 1, 2011	$2,000,000
(d)	conditioning certain cash payments to the Company’s Chief Executive Officer and Chief Operating Officer on account of their vested phantom stock rights on the Company’s payment of certain of the Prepayments and including the officers’ forbearance of their rights to such payments; and

(e)	the payment by the Company to IIT of an amendment fee equal to $500,000 (the “Fee”), subject to certain conditions.
     The Amended Seller Note and Rights Agreement provides that if certain third party transactions do not occur after the Effective Date, then the holder has the right to elect that the Seller Note revert back to the terms and conditions that existed before the Effective Date except that the Fee will be converted to a Seller Note principal reduction payment.

     The Amended Seller Note and Rights Agreement amends the Rights Agreement by granting to the holder the conditional right to nominate one additional member of the Company’s board of directors (for a total of no more than 2 directors) if the Company fails to make any one of the Prepayments and provided that IIT is then meeting certain other conditions necessary to appoint members of the Company’s board of directors.
Amended and Restated Seller Warrant Agreement
     In connection with the Amended Seller Note and Rights Agreement, the Company and IIT entered into an Amended and Restated Seller Warrant Agreement effective as of the Effective Date (the “Amended Warrant Agreement”) pursuant to which the Company and IIT agreed to certain amendments to the Seller Warrant Agreement dated as of December 20, 2002 as it has been amended (as amended, the “Seller Warrant”).
     The amendments to the Seller Warrant include, but are not limited to:
     (a) extending the exercise period of the Seller Warrant to September 5, 2013; and
     (b) eliminating the holder’s current put rights and the Company’s current call rights under the Seller Warrant and substituting instead a put right for the holder and a call right for the Company each exercisable only on and after August 6, 2013 and ending September 5, 2013.
New Warrant Agreement
     In connection with the Amended Seller Note and Rights Agreement, the Company and IIT entered into a new warrant agreement effective as of the Effective Date pursuant to which the Company granted to IIT a warrant (the “New Warrant”) to purchase up to 550,000 shares of the Company’s $0.01 par value common stock at an exercise price of $36.95 with an exercise period commencing on April 30, 2009 and expiring on September 5, 2013. Other than the number of shares of common stock purchasable and the exercise price, the economic terms of the New Warrant mirror the economic terms of the Seller Warrant.
     A copy of the Amended Seller Note and Rights Agreement, the Seller Note, the Amended Warrant Agreement and the New Warrant Agreement are attached to this Current Report on Form 8-K as Exhibits 10.46 , 10.47, 10.48 and 10.49 respectively, and they are incorporated by reference as though they were fully set forth herein. The foregoing summary description of the agreements and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the agreements.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The disclosure required by this item is included in Item 1.01, and it is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
     The disclosure required by this item is included in Item 1.01 and it is incorporated herein by reference.
     The Company sold the New Warrants to IIT pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
     Pursuant to the Amended Seller Note and Rights Agreement, the payment to Dr. Bahman Atefi, the Company’s Chief Executive Officer, and Stacy Mendler, the Company’s Chief Operating Officer, of any vested amounts due to them under and pursuant to any of the Company’s phantom stock plans is conditioned upon the payment by the Company of certain of the Prepayments, as specifically set forth in the Amended Seller Note and Rights Agreement.

     A copy of the Amended Seller Note and Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 10.46 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the agreement and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.46: Third Amendment to the Seller Note Securities Purchase Agreement and First Amendment to Rights Agreement dated as August 29, 2008, by and between Alion Science and Technology Corporation, Illinois Institute of Technology, Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust, Bahman Atefi and Stacy Mendler.
10.47: Junior Subordinated Second Amended and Restated Seller Note made by Alion Science and Technology Corporation to the order of Illinois Institute of Technology dated as of August 29, 2008.
10.48: Amended and Restated Seller Warrant Agreement dated as August 29, 2008, by and between Alion Science and Technology Corporation, Illinois Institute of Technology and Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust.
10.49: Warrant Agreement dated as August 29, 2008, by and between Alion Science and Technology Corporation, Illinois Institute of Technology and Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 4, 2008

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ James C. Fontana
Name: James C. Fontana
Title: General Counsel and Secretary